Exhibit 10.5

Operating Agreement

This Operating Agreement (this “Agreement”) is made and entered into as of September 28, 2006 by and among:

Party A: AutoNavi Information Technology Co., Ltd.

Registered address: Room 2, 16/F Daheng Scitech Mansion, 3 Suzhou Street, Haidian District, Beijing

Party B: Beijing MapABC Technology Co., Ltd.

Registered address: Room 804, 8/F, Weidi Sci-tech Building, 8 Zhongguancun South Street, Haidian District, Beijing

Party C: Hou Jun

Address: 119, Shangxie Street, Xuanwu District, Beijing

Party D: Tang Xiyong

Address: Room 502, Unit 1, Building 31, Bajiaobeili, Shijingshan District, Beijing

WHEREAS:

1.	Party A is a wholly foreign owned enterprise established in the People’s Republic of China (the “PRC” or “China”).

2.	Party B is a limited liability company registered in the PRC engaging in its business within its approved scope of business with the approval of the relevant competent governmental authorities.

3.	Party A and Party B have built business relationship by entering into Exclusive Technology Consulting and Service Agreement, Know-how License Agreement, and other agreements (the “Business Agreements” collectively).

4.	In accordance with the Exclusive Technology Consulting and Service Agreement entered into by Party A and Party B, Party B shall pay a sum of money to Party A and the daily operation of Party B will have a material effect on its ability to make payment to Party A.

5.	Party C and Party D are shareholders of Party B and hold 55% and 45% equity interests of Party B, respectively.

6.	Each party agrees to further specify matters relating to the operation of Party B in accordance with the provisions of this Agreement.

NOW THEREFORE, through consultation, the parties agree as follows:

1.	In order to ensure the normal business operation of Party B, Party A agrees to provide, as the guarantor of Party B, complete guarantee for the performance by Party B of such contracts, agreements or transactions relating to Party B’s business operation as are entered into by Party B and any other third party to the extent permitted by the applicable laws, provided that Party B complies with all the relevant provisions of this Agreement below. As counter-guarantee, Party B agrees to mortgage to Party A the accounts receivable generated from its operation and all its assets which have not been mortgaged to third parties on the date of execution of this Agreement. According to the abovementioned guarantee and counter-guarantee arrangement, Party A will enter into written guarantee agreements as the guarantor of Party B with the counterparties of Party B upon request of such counterparties.

2.	Given the requirement set forth in Article 1 hereof and for the purpose of ensuring the performance of the Business Agreements between Party A and Party B and the payment by Party B to Party A of each sum of money payable, Party B and Party B’s shareholders, i.e. Party C and Party D hereby agree that without the prior written consents of Party A, Party A’s affiliates and the directors and general manager recommended by Party A to Party B pursuant to Article 4 hereof, Party B will not conduct any transaction which may materially affect its assets, business, rights or operation, including without limitation:

2.1	to borrow money or incur any debt from any third party;

2.2	to sell to or acquire from any third parties any assets or rights, including without limitation any intellectual property rights;

2.3	to provide security interest with its assets or intellectual property rights for any third party;

2.4	to transfer its rights and obligations hereunder to any third party.

For purpose of this article and this Agreement, “affiliate” means with respect to any person, any other person directly or indirectly through one or more intermediates, controlling or controlled by or under common control with such person. For purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities, by contract or otherwise.

3.	In order to ensure the performance of each agreement between Party A and Party B and the payment by Party B to Party A of each sum of money payable, Party B and Party B’s shareholders, i.e. Party C and Party D hereby agree to accept the corporate policies and directions advised by Party A from time to time concerning employee appointment and dismissal, daily operation and management and financial policies of Party B.

4.	Party B and Party B’s shareholders, i.e. Party C and Party D hereby agree that to the extent permitted by Chinese laws, Party B, Party C and Party D will appoint the persons nominated by Party A as Party B’s directors, and Party B will appoint the persons nominated by Party A as its general manager, chief financial officer and other senior officers.

In order to ensure the fulfillment of the aforesaid arrangement, Party A and Party B agree to cause the persons nominated by Party A to enter into with Party B director or senior officer employment agreements in conformity with the aforesaid arrangement.

5.	Party B and Party B’s shareholders, i.e. Party C and Party D hereby agree and acknowledge that in addition to the guarantee set forth in Article 1 hereof, if any performance bond or guarantee for working capital borrowings is needed in the course of business of Party B, Party B will first seek guarantee from Party A. In such case, Party A shall have the right (but no obligation) to provide at its own discretion appropriate guarantee for Party B. If Party A decides not to provide such guarantee, it shall notify Party B promptly in writing and Party B may seek guarantee from other third parties.

6.	If any agreement between Party A and Party B terminates or expires, Party A shall have the right (but no obligation) to terminate all the agreements between Party A and Party B, including without limitation the Exclusive Technology Consulting and Service Agreement.

7.	Any amendment or supplement to this Agreement shall be made in writing. The amendment and supplement duly executed shall constitute part of this Agreement and shall have the same legal effect as this Agreement.

8.	This Agreement shall be governed by and construed in accordance with the Chinese laws.

9.	The parties shall strive to settle any dispute arising from the interpretation or performance of this Agreement through consultation in good faith. In case no settlement can be reached through consultation, each party can submit such matter to China International Economic and Trade Arbitration Commission for arbitration in accordance with the current rules of CIETAC. The arbitration proceedings shall take place in Beijing and shall be conducted in Chinese. The arbitral award shall be final and binding upon all parties hereto.

10.	Notice. Notices for the purpose of exercising the rights and performing the obligations hereunder shall be in writing and be delivered in person or by telex or facsimile to the addresses of the parties stated at the beginning of this Agreement or such other addresses as may be notified in wiring from time to time. Notices delivered in person shall be effective only upon delivery. Notices sent by telex or facsimile shall be effective upon sending. If any notice is delivered on the date that is not a business day or after the close of business, the business day immediately following such day shall be deemed as the delivery date. The written form includes facsimile and telex.

11.	This Agreement shall be executed by the authorized representatives of the parties hereto and take effect as of the date first written above. This Agreement shall have a term of 10 years unless it is early terminated pursuant to the terms of this Agreement. Upon written confirmation by Party B before the expiry of this Agreement, the term of this Agreement may be extended for such period of time as is written confirmed by Party B.

12.	This Agreement shall be terminated on the date of expiry of this Agreement unless it is extended pursuant to the terms of this Agreement. Party B, Party C and Party D may not terminate this Agreement within the term of this Agreement. Notwithstanding the above, Party A shall have the right to terminate this Agreement by a 30 days’ prior written notice to Party B, Party C and Party D.

13.	This Agreement shall be written in Chinese in four counterparts.

IN WITNESS WHEREOF, the parties hereto have caused their respective authorized representatives to execute this Agreement on the date first written above.

(The remainder is left blank intentionally)

(Signature page)

Party A: AutoNavi Information Technology Co., Ltd.
/sea/
Authorized Representative:	/s/ Cheng Congwu

Party B: Beijing MapABC Technology Co., Ltd.
/sea/
Authorized Representative:	/s/ Tang Xiyong

Party C: Hou Jun
/s/ Hou Jun

Party D: Tang Xiyong
/s/ Tang Xiyong

Supplemental Agreement to Operating Agreement

This Supplemental Agreement to Operating Agreement (this “Supplemental Agreement”) is entered into by the following parties in Beijing as of December 31, 2009:

1.	AutoNavi Information Technology Co., Ltd. (known as Beijing ADF Navigation Technology Co., Ltd. previously), a limited liability company incorporated and existing under the Chinese laws, with its address at Room 2, 16/F Daheng Scitech Mansion, 3 Suzhou Street, Haidian District, Beijing (“Party A”);

2.	Beijing MapABC Technology Co., Ltd., a limited liability company incorporated and existing under the Chinese laws, with its registered address at Room 1402, 14/F, 3 Suzhou Street, Haidian District, Beijing (“Party C”);

3.	Hou Jun: a Chinese citizen whose ID number is and address is at 119, Shangxie Street, Xuanwu District, Beijing (“Party C”); and

4.	Tang Xiyong, a Chinese citizen whose ID number is and address is at Room 502, Unit 1, Building 31, Bajiaobeili, Shijingshan District, Beijing (“Party C”)

WHEREAS:

1.	Party A, Party B, Party C and Party D entered into the Operating Agreement (the “Original Agreement”) on September 28, 2006;

2.	The parties agree to amend part of clauses of the Original Agreement.

NOW THEREFORE, through consultation, the parties agree as follows:

Article 1	The parties agree to delete Clause 1 in the Original Agreement from the Original Agreement.

Article 2	Amendment to Clause 2 of the Original Agreement

Clause 2 of the Original Agreement reads:

“2.	Given the requirement set forth in Article 1 hereof and for the purpose of ensuring the performance of the Business Agreements between Party A and Party B and the payment by Party B to Party A of each sum of money payable, Party B and Party B’s shareholders, i.e. Party C and Party D hereby agree that without the prior written consents of Party A, Party A’s affiliates and the directors and general manager recommended by Party A to Party B pursuant to Article 4 hereof, Party B will not conduct any transaction which may materially affect its assets, business, rights or operation, including without limitation:

2.1	to borrow money or incur any debt from any third party;

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2.2	to sell to or acquire from any third parties any assets or rights, including without limitation any intellectual property rights;

2.3	to provide security interest with its assets or intellectual property rights for any third party;

2.4	to transfer its rights and obligations hereunder to any third party.

For purpose of this article and this Agreement, “affiliate” means with respect to any person, any other person directly or indirectly through one or more intermediates, controlling or controlled by or under common control with such person. For purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities, by contract or otherwise.”

It is amended to read:

“1.	For the purpose of ensuring the performance of the Business Agreements between Party A and Party B and the payment by Party B to Party A of each sum of money payable, Party B and Party B’s shareholders, i.e. Party C, Party D, Party E, Party F, Party G, Party H, Party I and Party J hereby agree that without the prior written consents of Party A, Party A’s affiliates and the directors and general manager recommended by Party A to Party B pursuant to Article 3 hereof, Party B will not conduct any transaction which may materially affect its assets, business, rights or operation, including without limitation:

1.1	to borrow money or incur any debt from any third party;

1.2	to sell to or acquire from any third parties any assets or rights, including without limitation any intellectual property rights;

1.3	to provide security interest with its assets or intellectual property rights for any third party;

1.4	to transfer its rights and obligations hereunder to any third party.

For purpose of this article and this Agreement, “affiliate” means with respect to any person, any other person directly or indirectly through one or more intermediates, controlling or controlled by or under common control with such person. For purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities, by contract or otherwise.”

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Article 3	The Original Agreement provides “This Agreement shall have a term of 10 years unless it is early terminated pursuant to the terms of this Agreement”. It is amended to read “This Agreement shall remain in force until September 27, 2016 unless it is early terminated pursuant to the terms of this Agreement”.

Article 4	Miscellaneous
1.	The serial numbers of the Original Agreement shall be adjusted accordingly.

2.	Except for the foregoing clauses amended by this Supplemental Agreement explicitly, the other clauses of the Original Agreement shall remain unchanged

3.	This Supplemental Agreement is made in four original copies, and Party A, Party B, Party C and Party D shall hold an original copy respectively.

IN WITNESS WHEREOF, the parties hereto have caused their respective authorized representatives to execute this Supplemental Agreement to Operating Agreement on the date first written above.

[The remainder is left blank intentionally]

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(Signature page of Supplemental Agreement)

Party A: AutoNavi Information Technology Co., Ltd.
/sea/
Authorized Representative:	/s/ Hou Jun

Party B: Beijing MapABC Technology Co., Ltd.
/sea/
Authorized Representative:	/s/ Tang Xiyong

Party C: Hou Jun
/s/ Hou Jun

Party D: Tang Xiyong
/s/ Tang Xiyong

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